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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 22, 1998
                              (December 17, 1998)



                               KUHLMAN CORPORATION
               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                 1-7695                        58-2058047
(State or other    (Commission File Number)    (IRS Employer Identification No.)
Jurisdiction or
Incorporation)

               3 SKIDAWAY VILLAGE SQUARE, SAVANNAH, GEORGIA           31411
               (Address of Principal Executive Office)              (Zip Code)


       Registrant's telephone number, including area code: (912) 598-7809



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.        OTHER EVENTS.

               On December 17, 1998, Kuhlman Corporation ("Kuhlman"), a Delaware corporation, Borg-Warner Automotive, Inc., a Delaware corporation ("Borg-Warner"), and BWA Merger Corp., a Delaware corporation and a wholly-owned subsidiary of Borg-Warner ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Kuhlman, with Kuhlman being the surviving corporation of such merger (the "Merger"), and as a result of the Merger, Kuhlman will become a wholly-owned subsidiary of Borg-Warner. In the proposed Merger, the outstanding shares of Kuhlman common stock, par value $1.00 per share ("Kuhlman Common Stock"), will be exchanged for (i) shares of Borg-Warner common stock, par value $.01 per share ("Borg-Warner Common Stock") with an aggregate value of $150,000,000; and (ii) cash. Holders of shares of Kuhlman Common Stock may elect to receive, in exchange for each of their shares, either (i) $39 in cash or (ii) $39 in shares of Borg-Warner Common Stock, subject to the calculation and proration provisions set forth in the Merger Agreement.

         The Merger is subject to, among other things, approval by Kuhlman's stockholders, normal governmental reviews and other customary conditions.

         Effective as of December 17, 1998, Kuhlman amended its Rights Agreement, dated as of April 30, 1997 (the "Rights Agreement"), by and between Kuhlman and Harris Trust and Savings Bank, as Rights Agent, with the effect of exempting the Merger, the Merger Agreement and the events and the transactions contemplated thereby from the application of the Rights Agreement.

         A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and the First Amendment to the Rights Agreement is filed as Exhibit 4.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. Kuhlman's press release announcing the execution of the Merger Agreement was issued on December 18, 1998, a copy of which is attached hereto as
Exhibit 99.1. Such exhibits are incorporated herein by reference.

         Certain statements contained in this report, which can be identified by the use of forward-looking terminology such as "proposed" and "will," or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company's operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, failure to obtain required approvals, economic conditions, market demand and pricing, competitive and cost factors, raw material prices, global interest rates, foreign exchange rates, and other risk factors.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

               (c)               EXHIBITS
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               2.1      Agreement and Plan of Merger, dated as of December 17,
                        1998, among Borg-Warner, Merger Subsidiary and Kuhlman

               4.1 First Amendment, dated as of December 17, 1998, to the Rights Agreement, dated as of April 30, 1997, by and between Kuhlman and Harris Trust and Savings Bank, as Rights Agent [Incorporated by reference to Exhibit (2) to the Registration Statement on Form 8A/A (Amendment No. 1) of Kuhlman Corporation filed with the Securities and Exchange Commission on December 22, 1998 (SEC File No. 1-7695)]

               99.1     Press Release, dated December 18, 1998, issued by
                        Kuhlman





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KUHLMAN CORPORATION
                                               (Registrant)


                                               By: /s/ Robert S. Jepson, Jr.
                                                  ------------------------------
                                                  Robert S. Jepson, Jr.
                                                  Chairman of the Board and
                                                  Chief Executive Officer

Dated: December 22, 1998






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                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

   2.1 Agreement and Plan of Merger, dated as of December 17, 1998, among Borg-Warner, Merger Subsidiary and Kuhlman

   4.1 First Amendment, dated as of December 17, 1998, to the Rights Agreement, dated as of April 30, 1997, by and between Kuhlman and Harris Trust and Savings Bank, as Rights Agent [Incorporated by reference to Exhibit (2) to the Registration Statement on Form 8A/A (Amendment No. 1) of Kuhlman Corporation filed with the Securities and Exchange Commission on December 22, 1998 (SEC File No. 1-7695)]

   99.1        Press Release, dated December 18, 1998, issued by Kuhlman